UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) September 21, 2005
                               ------------------


                              BOWATER INCORPORATED
             (Exact name of registrant as specified in its charter)


        Delaware                    1-8712                     62-0721803
(State or other jurisdiction      (Commission                 (IRS Employer
    of incorporation)             File Number)              Identification No.)


                             55 East Camperdown Way
                                  P.O. Box 1028
                        Greenville, South Carolina 29602
               (Address of principal executive offices) (Zip Code)

                                 (864) 271-7733
              (Registrant's telephone number, including area code)

(Former name or former address, if changed since last report):  Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On September 21, 2005, the Board of Directors of Bowater Incorporated unanimously elected Ruth R. Harkin as a Class III director, filling the vacancy on the Board created by the retirement of Francis J. Aguilar. The committee assignment for Ms. Harkin has not yet been determined. Ms. Harkin was Senior Vice President, International Affairs and Government Relations of United Technologies International from June 1997 to February 2005. Previously she was President and Chief Executive Officer of the Overseas Private Investment Corporation from 1993 to 1997.


     A copy of the press release announcing Ms. Harkin's election is attached hereto as Exhibit 99.1


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            BOWATER INCOPORATED
                                            (Registrant)



Date:  September 27, 2005           By:              /s/ Ronald T. Lindsay
                                             ----------------------------------
                                            Name:  Ronald T. Lindsay
                                            Title: Senior Vice President -
                                                     General Counsel and
                                                     Secretary

                                    EXHIBITS

99.1     Press release issued by Bowater Incorporated on September 22, 2005.